SECURITIES AND EXCHANGE COMMISSION
                                             Washington, D.C.  20549

                                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT
 of 1933                                              X

Pre-Effective Amendment No.

Post-Effective Amendment No.  20                      X

                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940

Amendment No.  22             X

                    (Check appropriate box or boxes.)

                 Northeast Investors Growth Fund
      (Exact Name of Registrant as Specified in Charter)

          50 Congress Street, Boston, Massachusetts 02109
    (Address of Principal Executive Offices)        (Zip Code)

Registrant's Telephone Number, including Area Code  (617)523-3588

                                        William A. Oates, Jr., President
                                         Northeast Investors Growth Fund
                                               50 Congress Street
                                          Boston, Massachusetts  02109

                                   (Name and address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
                immediately upon filing pursuant to paragraph (b)
  X             on May 1, 1997 pursuant to paragraph (b)
                60 days after filing pursuant to paragraph (a) on (date) pursuant to paragraph (a) of rule 485

Registrant has a declaration in effect under Rule 24f-2(a)(1) and filed a Rule 24f-2 notice for its most recent fiscal year on or about February 21, 1997.

                                         NORTHEAST INVESTORS GROWTH FUND


                                              Cross Reference Sheet

Item No. of Form N-1A                 Location in Prospectus

       1                                       Front Cover
       2                                       Fee Table
       3                                       Financial Highlights
       4(a)(i)                                 The Fund; Additional
                                               Information
       4(a)(ii), (b) and (c)                   Investment Objective and
                                               Policies
        5A                                     Financial Highlights
        5(a)-(c)                               Advisory and Service Contract
        5(d)                                   Not Applicable
        5(e)                                   Advisory and Service Contract
        5(f)                                   Financial Highlights; Fee
                                               Table
        5(g)                                   Not Applicable
        6(a)-(e)                               Additional Information
        6(f) and (g)                           Distributions and Taxes
        7(a), (e) and (f)                      Not Applicable
        7(b) and (d)                           How to Invest
        7(c)                                   Investment Plans
        8                                      How to Withdraw Your
                                               Investment
        9                                      Not Applicable

                         NORTHEAST INVESTORS GROWTH FUND
                         50 Congress Street
                         Boston, Massachusetts 02109
                         (800) 225-6704

                         (Name and address of Agent for Service)


                 SHARES OF BENEFICIAL INTEREST

                 PROSPECTUS

                  May 1, 1997


The Fund's objective is to produce long-term growth of both capital and future income for its shareholders. This objective is pursued through a flexible policy emphasizing investments in common stocks and money market instruments and permitting investments in corporate bonds. The Fund may from time to time use the investment technique of leverage. Such speculative activity may involve greater risks and the possibility of greater costs. See page 9.


This Prospectus sets forth information about the Fund that a prospective investor should know before making an investment in the Fund. A Statement of Additional Information, dated May 1, 1997, has been filed by the Fund with the Securities and Exchange Commission and is incorporated in this Prospectus by reference. The Statement of Additional Information is available free of charge upon request to the Fund at the above address. Shareholders are advised to retain this Prospectus for future reference.

                              Offered at Net Asset Value Without "Sales Charge"
                                       or Commissions Payable to Anyone.



                                                TABLE OF CONTENTS


                                              Page

Fee Table......................................1
Financial Highlights...........................1
The Fund.......................................3
Sales Without "Sales Charge"...................3
Investment Objective and Policies..............3
How to Invest..................................5
Investment Plans...............................6
How to Withdraw Your Investment................6
Distributions and Taxes........................7
Advisory and Service Contract..................8
Additional Information.........................8

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES REGULATORY AUTHORITY NOR HAS THE COMMISSION OR ANY STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                    FEE TABLE

        Shareholders Transaction Expenses
                Sales Load Imposed
                  on Purchase                  None
                Deferred Sales Load
                  Imposed on Redemptions       None
                Sales Load Imposed on
                  Dividend Reinvestment        None
                Exchange Fees                  None
                Redemption Fee                 None

                Annual Operating Expenses (as a percentage of average daily net assets)

                12b-1 Expense .....................     None
                Investment Advisory Fee ...........     .67%
                Other Expenses ...................      .54%
                Total Operating Expenses .........     1.21%


Example

                                                    1 year       3 years        5 years       10 years
                                                    ------       -------        -------         --------
You would pay the following                            $12       $38            $65             $143
expenses on a $1,000 invest-
ment, assuming a 5% annual
return


The purpose of the table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The percentage expense levels shown in the table above are based on actual expenses incurred in the fiscal year ended December 31, 1996; actual expense levels in future years may vary from the amounts shown.



FINANCIAL HIGHLIGHTS

The information included in the following table has been audited by Coopers & Lybrand L.L.P., Independent Accountants, for the years ended December 31, 1993 through December 31, 1996 and by other Auditors for the years ended December 31, 1987 through December 31, 1992. The report of Coopers & Lybrand L.L.P. on the financial statements and financial highlights for the year ended December 31, 1996 is included in the Statement of Additional Information.


                                                       Year Ended December 31,
Per Share Data                        1996      1995     1994     1993    1992~   1991~    1990~   1989~   1988~    1987~
Net asset value:
   Beginning of period.........       $31.78    $24.40   $25.12   $29.11  $31.12  $23.45   $23.68  $18.28  $16.84   $18.23
                                       -----    ------   ------   ------  ------  ------   ------  ------  ------   ------

Income From Investment
         Operations:
Net investment income................     .16      .21      .19      .20     .20     .26      .28     .23     .27      .14
Net realized and
         unrealized gain(loss)
         on investments..............    7.62     8.70     (.22)       .47  (.44)     8.32      .08    5.75    1.91   (.79)
                                        -----    ------   ----     ------    ----    ------   ------  ------  ------   ----
Total from investment
         operations..................   7.78      8.91     (.03)        .67 (.24)      8.58      .36    5.98    2.18  (.65)

Less Distributions:
         Net investment income.......    (.16)     (.21)    (.19)    (.20)   (.20)   (.36)    (.26)   (.28)   (.27)    (.12)
         Capital gains...............   (2.95)    (1.32)   (.50)    (4.46)  (1.57)  (.55)    (.33)   (.30)   (.47)    (.62)
                                        -----      -----    ----     -----   -----   ----     ----    ----    ----     ----

Total Distributions..................   (3.11)    (1.53)   (.69)    (4.66)  (1.77)  (.91)    (.59)   (.58)   (.74)    (.74)
                                        -----      -----    ----     -----   -----   ----     ----    ----    ----     ----

Net asset value:
         End of period...............   $36.45    $31.78   $24.40   $25.12  $29.11  $31.12   $23.45  $23.68  $18.28   $16.84
                                        ======    ======   ======   ======  ======  ======   ======  ======  ======   ======

Total return.........................   24.60%    36.46%   (.07%)     2.44%  (.73%)    36.91%    1.52%  32.73%  12.91%(3.54%)

Ratios & Supplemental Data
Net assets end of
         period (000's omitted)......   $60,275   $48,337  $35,459  $38,694 $42,609  $40,873 $27,189 $27,205 $19,248  $20,847
Ratio of operating
         expenses* to average
         net assets..................    1.21%      1.37%    1.53%    1.45%   1.42%   1.50%    1.74%   1.77%   1.74%+   1.60%
Ratio of net investment
         income to average
         net assets..................     .47%       .74%     .74%     .62%    .71%   1.02%    1.19%   1.11%   1.25%+    .60%
Portfolio turnover rate..............    25.27%     26.53%   25.55%   35.14%  28.91%  15.63%   37.18%  22.97%  15.83%   35.90%
Average broker                           $0.07
   Commission#


           *    Includes state taxes incurred through June 30, 1987.

           + During 1988 the investment advisor waived a portion of its fee. Had the waiver not been made the ratios of operating expenses to average net assets and net investment income to average net costs would have been 1.99% and 1.00%, respectively.

           ~    Audited by other Auditors.


           # For fiscal years beginning on or after January 1, 1996 the Fund is required to disclose its average commission rate per share paid for security trades.

[/FN]

Further information about the performance of the Fund is contained in its most recent Annual Report to Shareholders, a copy of which will be made available upon request without charge.

THE FUND

The Fund is a diversified, open-end management investment company which seeks long-term growth of both capital and future income. This objective is pursued through a flexible investment policy allowing for investments in common stocks, corporate bonds and short-term money market instruments, depending on the Fund management's perception of current and future economic conditions. Northeast Management & Research Company, Inc. is the Investment Adviser to the Fund.

SALES WITHOUT "SALES CHARGE"

The Fund wishes to offer investors an opportunity to share in the benefits of a mutual fund without requiring that they pay a sales commission or distribution expense, generally known as a "sales charge", "load charge" or "12b-1 expense". The purchase of shares of numerous other mutual funds requires the investor to pay a substantial amount for a selling commission and related expenses, thereby reducing the net amount invested which is actually received by the Fund. It is the current policy of the Fund that shares of the Fund be sold at the net asset value next determined after receipt of an order, the Fund receiving the full amount paid by the investor.

Brokers or dealers may accept purchase and sale orders for shares of the Fund and may impose a transaction charge for this service. Any investor may, however, purchase or redeem shares without such additional charge by dealing directly with the Fund.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund, which may be changed only by vote of the majority of the Fund's outstanding shares, is to produce long-term growth of both capital and future income for its shareholders. To achieve this, the Fund maintains a flexible policy which allows it to pursue its objective through investments in common stocks, corporate bonds and money market instruments. Investments may also be made in securities convertible into common stocks, warrants and in preferred stocks. Assets of the Fund will be fully invested at all times (except for cash required to meet expenses borne by the Fund) in the above types of securities. The Fund will make limited use of the leverage principle to the extent that management believes that leverage may enhance the Fund's achievement of its objective, but not to a level of more than one quarter of the Fund's total assets. See "Additional Information-Leverage". No assurance can be given that the Fund will achieve its investment objective.

It is anticipated that a major portion of the Fund's assets will be generally invested in common stocks whose prices appear to management to be relatively low in relation to one or more of a company's earnings potential, net worth or book value and future stream of dividends. Investments may be made in common stocks not currently paying a dividend. From time to time, assets of the Fund may be invested in corporate debt securities with special attention being paid to bonds selling substantially below their par or maturity value.

The Fund also has the ability to emphasize, when deemed appropriate for relatively short periods of time, investments in short-term, highly liquid securities with maturities of 180 days or less. Such securities may include commercial paper rated in the highest category by either Moody's Investors Service or Standard & Poor's Corporation, certificates of deposit of banks having gross assets in excess of $200,000,000, or securities issued or guaranteed by the U.S. Government or its instrumentalities. Such an investment would most likely be emphasized during periods when liquidity is deemed highly desirable.

Through its flexible policy, the Fund will not necessarily be committed to any one area at any particular time, but will rather manage the areas of investment to meet present economic conditions and future economic trends. Investment may be made in all three areas in combination so as to enhance the Fund's achievement of its primary objective of long-term growth of capital and future income. The Fund may, however, at times, be fully invested exclusively in one or two of these areas. Although it is not contemplated that the Fund would be exclusively invested in either money market instruments or bonds for any significant time, it is possible that its investments would be comprised virtually entirely of equity securities for long periods of time if conditions in the equity markets and general economic conditions indicate to management that the Fund's objective is most likely to be achieved with such investments.

It is the policy of the Fund not to concentrate its investments in securities of companies in any particular industry or group of industries, and the Fund will not make an investment in any industry if, as a result, investments in such industry would aggregate more than 25% of the Fund's total assets.

The Fund may lend its portfolio securities, principally to broker-dealers, under agreements which would require that the loans be continuously secured by collateral consisting of cash or U.S. Government securities equal at all times to at least the market value of the securities loaned. The Fund would continue to receive interest or dividends on the securities loaned and would also either earn interest on the investment of the loan's collateral or receive other payments. See "Additional Information--Loan Transactions". In seeking a return on temporarily available cash, the Fund may purchase obligations of the U.S. Government and its instrumentalities from banks subject to an agreement by the seller to repurchase them ("repurchase agreements"). Repurchase agreements are subject to the risk of the seller's becoming unable to fulfill its obligations; in such an event, the Fund would have the right to retain the purchased securities, although there is currently some uncertainty as to the full extent of such rights in bankruptcy proceedings, and the Fund could incur delays and losses in establishing its rights.

The Fund does not intend to engage in trading for short-term profits, and portfolio turnover will be limited in accordance with the Fund's objective of producing long-term growth of capital and future income. This does not, however, preclude an occasional investment for the purpose of short-term capital appreciation, for example in the stock of a company which is an actual or potential acquisition target. Also, securities will be sold without regard to the holding period whenever such action seems advisable.

Although the Fund's investment in a diversified portfolio of securities reduces the risk inherent in the ownership of a single security, it cannot eliminate the risk or protect shareholders of the Fund against fluctuations in the market valuation of their shares. See the Statement of Additional Information for a description of certain investment restrictions to which the Fund is subject.

HOW TO INVEST

You may purchase shares of the Fund at their per share net asset value next determined after the purchase order is received by the Fund in good order. The net asset value per share is computed by dividing the market value of all securities plus other assets, less liabilities, by the number of shares outstanding. There is no sales charge or commission. All initial investments must be accompanied by a completed Application, a copy of which is attached to this Prospectus. The minimum initial investment in the Fund for each account is $1,000. There is no minimum for subsequent investment either by mail, telephone or exchange; there is a maximum for telephone investments of $25,000.

     Investors in the Fund may arrange to make investments on a regular basis under the Fund's automatic investment plan through regular deductions (minimum $50) from their bank checking account.

INVESTMENT PLANS

The Fund offers shareholders tax-advantaged retirement plans, including a Prototype Defined Contribution Plan for sole proprietors, partnerships and corporations, Individual Retirement Accounts, and 403(b) Retirement Accounts. Details of these investment plans are available from the Fund at the address shown on the cover of this Prospectus.



HOW TO WITHDRAW YOUR INVESTMENT

Shareholders are entitled to redeem all or any portion of the shares credited to their account by submitting a written request for redemption to the Fund. Within seven days after the receipt of such a request in "good order" as described below, the shareholder will be sent an amount equal to the net asset value of the redeemed shares next determined after the redemption request has been received. When payment for shares has been made by check redemption requests will be processed only after ten business days from the date of the payment.
 Also, a signature guarantee as described below is required on all redemptions when the check is mailed to an address other than the address of record or if an address change occured in the past three months.


A redemption request will be considered to have been received in "good order" if the following conditions are satisfied:

   (i)          the request is in writing, indicates the number of
                shares to be redeemed and identifies the shareholder's
                account;
  (ii)          the  request  is   accompanied   by  any   certificates   issued
                representing the shares, which have been endorsed for transfer (or are themselves accompanied by an endorsed stock power) exactly as the shares are registered;
 (iii) for redemptions in excess of $5,000, the signatures on either the written redemption request or the certificates (or their accompanying stock power) have been guaranteed by a U.S. bank or trust company, member of a national securities exchange or other eligible guarantor institution. Mere witnessing of a signature is not sufficient; a specific signature guarantee must be made with respect to all signatures. A notary public is not an acceptable guarantor; and
   (iv) in the case of corporations, executors, administrators, trustees or other organizations, evidence of authority to sell, together with a request that the Fund purchase the same and pay the shareholder for the shares so surrendered is needed.

The Fund reserves the right to deliver assets in whole or in part in kind in lieu of cash. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90 day period for any one shareholder. Shareholders receiving redemptions in kind will incur brokerage costs in converting securities received to cash.

Shareholders who are investors in a tax-advantaged retirement plan should consider specific taxpayer restrictions, penalties and procedures that may be associated with redemptions from their retirement plan in order to qualify under the provisions of the Internal Revenue Code. The Fund assumes no responsibility for determining whether any specific redemption satisfies the conditions of federal tax laws. That determination is the shareholder's responsibility. Penalties, if any, apply to redemptions from the plan, not to redemptions from the Fund and are governed by federal tax law alone.

     Telephone redemptions are not permitted (unless confirmed in writing on the same day), except that telephone instructions from the registered owner to exchange shares of the Fund for shares of Northeast Investors Trust will be accepted. Existing shareholders may also make additional investments by telephone. No specific election is required in the Application to obtain telephone exchange or purchase privileges. The Fund will employ reasonable procedures, including requiring personal identification prior to acting on telephone instructions, to confirm that such instructions are genuine. If the Fund does not follow such procedures it may be liable for losses due to unauthorized or fraudulent instructions, but otherwise it will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

DISTRIBUTIONS AND TAXES

The Fund's policy is to distribute substantially all of its net investment income and net realized capital gains, if any. The Fund generally intends to qualify as a regulated investment company so that it will not be subject to federal income tax on its net investment income and net realized capital gains which are distributed to shareholders. It did so qualify during its last taxable year.

Capital gains, unless reduced by any available capital loss carryforward, are generally distributed near the close of the Fund's fiscal year. Dividends and distributions are credited in shares of the Fund unless the shareholder elects to receive cash. A purchase of Fund shares shortly before the ex-date of a dividend or distribution could result in the receipt of an amount which, although in effect a return of principal, is subject to income taxes.

The Fund will inform its shareholders each year of the amount and nature of the income and gains it distributes to them. Shareholders may be proportionately liable for taxes on income and gains of the Fund, but shareholders who are not subject to federal tax on their income will not be required to pay such tax on amounts distributed to them by the Fund. Dividends and net realized capital gain distributions may also be subject to state and local taxes.

ADVISORY AND SERVICE CONTRACT

Northeast Management & Research Company, Inc. ("NMR") is the
Fund's Investment Adviser and Manager. Under Massachusetts law, the Fund's Trustees are responsible for the management of the affairs of the Fund, and NMR is subject to the general supervision of the Trustees.

NMR is a corporation organized in July, 1980 to manage the Fund, and at present engages in no other activities. NMR is controlled by its three directors, William A. Oates, Jr., Ernest
E. Monrad, and Robert B. Minturn, Jr. Mr. Oates is President of the Fund and has been principally responsible for the day-to-day management of its portfolio since its inception. Mr. Monrad is the Chairman of the Trustees of Northeast Investors Trust, a position he has held since 1969, having first become a Trustee of such fund in 1960. Mr. Minturn has been a Trustee of Northeast Investors Trust since 1980.

NMR serves the Fund pursuant to an Advisory and Service Contract. Under its terms, NMR is required to provide an investment program within the limitations of the Fund's investment policies and restrictions, and is authorized in its discretion to buy and sell securities on behalf of the Fund. It also provides the Fund's executive management and office space.

Investment Advisory Fee. As compensation for its management services and expenses assumed, the Fund pays NMR a fee at the end of each calendar month calculated by applying a monthly rate, based on an annual percentage fee of 1% of the Fund's average daily net assets up to and including $10,000,000, 3/4 of 1% of such average daily net assets above $10,000,000 up to and including $30,000,000 and 1/2 of 1% of such average daily net assets in excess of $30,000,000 during such month. This fee is higher than that charged by advisers to most other funds with similar objectives and policies.

ADDITIONAL INFORMATION

Capital   Shares   and   Voting   Rights.   The  Fund  has  only  one  class  of
securities--shares of beneficial interest without par value--of which an unlimited number are authorized. Each share has one vote, and when issued is fully paid and nonassessable. Fractional shares may be issued and when issued have the same rights proportionately as full shares. The shares are transferable by endorsement or stock power in the customary manner, but the Fund is not bound to recognize any transfer until it is recorded on the books of the Fund. Each share is entitled to participate equally in any dividends or distributions declared by the Trustees. In the event of liquidation of the Fund, the holders of shares are entitled to all assets remaining for distribution after satisfaction of all outstanding liabilities and are entitled to share therein in proportion to the number of shares held. No shares carry any conversion, subscription, or other preemptive rights.


The Fund is organized as a business trust . It functions as its own transfer agent and dividend paying agent.


Any inquiries by shareholders may be made in writing or by telephone to the Fund at the address or telephone numbers shown on the cover of this Prospectus.

Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrage, or other securities transactions. Loans of portfolio securities of the Fund will be made, if at all, in strictest conformity with applicable federal and state rules and regulations. While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the Fund's management to be of good standing and will not be made unless, in the judgment of the Fund's management, the consideration to be earned from such loans would justify the risk. The purpose of such loan transactions is to afford the Fund an opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it. The Fund has not in its history effected any such loan transactions and has no present intention of so doing, although it reserves the right to do so if deemed advisable by the Trustees.

Leverage. In order to raise additional funds for investment or to avoid liquidating securities to meet cash needs, such as for redemptions, the Fund may borrow money from banks. Such borrowing will normally not be continued over a protracted period when short-term rates are considered to be high when compared to the potential investment opportunities. The Fund intends to use the proceeds of any such borrowing to purchase securities which appear to be especially undervalued in terms of earning and dividend potential and tangible net worth. Borrowed money may also be invested in debt securities yielding more than the interest rate on the borrowing. Also, the ability to borrow permits the Fund to minimize uninvested cash. Any investment gains made with the additional funds in excess of the interest paid will cause the net asset value of Fund shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional funds fails to cover their cost to the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case. This is the factor known as "leverage".

The Fund may borrow money from banks for investment purposes, if, in the opinion of NMR, such borrowing would increase the earning power of the Fund, but such borrowing is limited to 25% of the gross assets of the Fund valued at cost. The Fund may also temporarily borrow from banks for extraordinary or emergency purposes, but is limited to borrowing for all purposes up to 30% of the gross assets of the Fund valued at cost.

The amount of leverage to be outstanding at any one time cannot be estimated in advance since the Fund may vary the amount of borrowings from time to time, within the authorized limits, as NMR deems advisable, including having no borrowings at all. Under the Investment Company Act of 1940, as amended, the Fund is required to maintain asset coverage of 300% of outstanding borrowings and could be required to liquidate portfolio securities to reduce borrowings if this requirement is not met.

                                         NORTHEAST INVESTORS GROWTH FUND
                                               50 Congress Street
                                           Boston, Massachusetts 02109
                                                 (800) 225-6704
                                                 (617) 523-3588

                                          Shares of Beneficial Interest

                                       STATEMENT OF ADDITIONAL INFORMATION


                                                   May 1, 1997


This Statement of Additional Information supplements the Prospectus for the Fund dated May 1, 1997 and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained from the Fund at the above address. This Statement of Additional Information is not a Prospectus.







            TABLE OF CONTENTS
                                                                  Page

The Fund ........................................                B-2
Investment Restrictions .........................                B-2
Trustees and Officers ...........................                B-4
Principal Shareholder ..........................                 B-6
Advisory and Service Contract ...................                B-6
Custodian and Independent Accountants............                B-7
Brokerage .......................................                B-7
Price and Net Asset Value .......................                B-8
Shareholder Plans ...............................                B-8
Tax-Advantaged Retirement Plans ..................               B-9
Dividends, Distributions & Federal Taxes .........               B-11
Securities Lending Transactions..................                B-12
Trustee and Shareholder Liability................                B-12
Financial Statements ............................                B-13

                                                    THE FUND


        Northeast Investors Growth Fund, herein called the Fund, is a diversified open-end management investment company originally organized in 1980 under the laws of The Commonwealth of Massachusetts as a corporation and converted to a Massachusetts business trust in 1987.

                                             INVESTMENT RESTRICTIONS

        The Fund's objective is to produce long-term growth of both capital and future income for its shareholders. This objective is pursued through a flexible policy emphasizing investments in common stocks and money market instruments and permitting investments in corporate bonds.

        In pursuing this objective it is the fundamental policy of the Fund not to engage in any of the following activities or investment practices. These restrictions may not be changed without the approval of a majority of the outstanding shares. The Fund may not:

               1. purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets at market value to be invested in the securities of such issuer (other than obligations of the U.S. Government and its instrumentalities);

               2. purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 10% of any class of securities, or of the outstanding voting securities, of such issuer to be held in the Fund's portfolio;

               3. purchase securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid, or as part of a merger, and in no event may investments in such securities exceed 10% of the value of the total assets of the Fund. The Fund may not purchase or retain securities issued by another open-end investment company;

               4. purchase any securities if such purchase, at the time thereof would cause more than 25% of the value of the Fund's assets to be invested in securities of companies in any one industry;

               5. invest in the securities of companies which, including predecessors, have a record of less than three years continuous operation, although it may invest in the securities of regulated public utilities or pipe-line companies which do not have such a record;

               6. buy any securities or other property on margin, engage in short sales (unless by virtue of its ownership of other securities it has a right to obtain securities equivalent in kind and amount to the securities sold without incurring additional costs) or purchase or sell puts or calls, or combinations thereof;

               7. invest in companies for the purpose of exercising control or management;

               8. buy or sell real estate, commodities or commodity (futures) contracts unless acquired as a result of ownership of securities;

               9.          underwrite securities issued by others;

              10. make loans to other persons (except by purchase of bonds and other obligations constituting part of an issue, limited, in the case of privately offered securities, to 10% of the Fund's total assets). However, the Fund may lend its portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33-1/3% of the total assets of the Fund;

              11. purchase or retain securities issued by an issuer if the officers, Trustees and Directors of the Fund and of the Adviser, together, own beneficially more than 5% of any class of securities of such issuer.

        In addition, the Fund may not purchase warrants in excess of 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund at any time in units or attached to securities are not subject to this restriction.

        The Fund will not purchase securities which are not readily marketable (including repurchase agreements with maturities in excess of seven days) if such purchase, at the time thereof, would result in more than 10% of the Fund's net assets being invested in such securities.

        The restrictions in the two preceding paragraphs are not fundamental and may be changed by the Board of Trustees without shareholder approval or notification. In order to permit the sale of shares of the Fund in certain states, the Fund may make commitments more restrictive than the fundamental restrictions described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved. This would have the effect of precluding shareholders in such states from making further purchases of Fund shares, either through one of the Fund's investment plans or otherwise.


        The Fund does not intend to engage in trading for short-term profits, and portfolio turnover will be limited in accordance with the Fund's objective of producing long-term growth. This does not, however, preclude an occasional investment for the purpose of short-term capital appreciation. During the fiscal years ended December 31, 1996 and 1995 the rates of total portfolio turnover were 25.27% and 26.53% respectively. Although investment policy or changed circumstances may require, in the opinion of management, an increased rate of such portfolio turnover, the Adviser does not anticipate that such turnover will be substantially in excess of that experienced by the Fund in recent years.


                                              TRUSTEES AND OFFICERS

        The Trustees of the Fund are Ernest E. Monrad, William
A. Oates, Jr. and Robert B. Minturn, Jr., all of 50 Congress Street, Boston, Massachusetts, John R. Furman, 32 Manning Road, Billerica, Massachusetts and John C. Emery, One Post Office Square, Boston, Massachusetts. Mr. Oates is President, Mr. Monrad is Chairman of the Trustees and Assistant Treasurer, and Mr. Minturn is Vice President and Clerk of the Fund. Gordon C. Barrett, 50 Congress Street, Boston, Massachusetts serves as Vice President and Treasurer of the Fund. Messrs. Oates, Monrad and Minturn are deemed "interested persons" of the Fund under the Investment Company Act of 1940, as amended, because they are affiliated with the Fund's investment adviser. The principal occupations of each of Messrs. Oates, Monrad and Minturn for the last five years have been their respective positions with the Fund, in the case of Mr. Oates, and with Northeast Investors Trust in the case of Messrs. Monrad and Minturn. The Trustees who are interested persons receive no remuneration from the Fund. Messrs. Furman and Emery each received Trustees fees of $3,000 for the fiscal year ended December 31, 1996.

WILLIAM A. OATES, JR. is President of Northeast Investors Trust,
Boston, Massachusetts; President and a Director of Northeast Management & Research Company, Inc., Boston, Massachusetts; Senior Vice President, and Director of Northeast Investment Management, Inc., Boston, Massachusetts;
a Trustee and Treasurer of the

Roxbury Latin School, West Roxbury, Massachusetts; a Director of Clifford of Vermont, Inc., Bethel, Vermont, Furman Lumber, Inc., Billerica, Massachusetts and the Horn Corporation, Ayer, Massachusetts; a Corporator of the Dedham Institute for Savings, Dedham, Massachusetts. He is 54.


ERNEST E. MONRAD is Chairman and a Trustee of Northeast Investors Trust, Boston, Massachusetts; a Director of Northeast Management & Research Company, Inc., Boston, Massachusetts; Senior Vice President of Northeast Investment Management Inc., Boston, Massachusetts; Vice President and a Director of Furman Lumber,Inc., Billerica, Massachusetts; a Director of The New America High Income Fund,Inc., Boston, Massachusetts; and a Trustee of Century Shares Trust, Boston, Massachusetts. He is 66.

ROBERT B. MINTURN, JR. is Clerk and a Trustee of Northeast
Investors Trust, Boston, Massachusetts; Vice President,
Treasurer, Clerk and a Director of Northeast Management &
Research Company, Inc., Boston, Massachusetts; Vice President,
Assistant Treasurer, Clerk and a Director of Northeast Investment Management Inc., Boston, Massachusetts; and a Trustee, Clerk and Assistant Treasurer of The Boston Home, Inc., Boston, Massachusetts. He is 57.

GORDON C. BARRETT is a Vice President of Northeast Investment Management, Inc. and Vice President and a Treasurer of Northeast Investors
Trust.  He is 40.

JOHN R. FURMAN's principal occupation is Chairman and a Director of Furman Lumber, Inc., Billerica, Massachusetts. He is 79.

JOHN C. EMERY's principal occupation is Partner of the Boston law firm of Sullivan & Worcester; he also serves as a Director of Wastcoat Corporation and of Boston Investment Company, both of Boston, Massachusetts. He is 66.

As of April 10,1997 all of the foregoing officers and Trustees as a group were deemed to own beneficially 298,515 shares, or 17% of the outstanding shares of beneficial interest of the Fund, including shares held as trustee.

                                              PRINCIPAL SHAREHOLDER

The following is the beneficial owner of five percent or more of the Fund's shares as of April 10, 1997.


                            Number of Shares                       Percentage of
                         Deemed Beneficially                       Outstanding
Name and Address                    Owned (1)                       Shares

William A. Oates, Jr.                                              16.2%
50 Congress Street            284,158
Boston, MA  02109

(1) Includes     240,924     shares held as trustee.


                                          ADVISORY AND SERVICE CONTRACT

Northeast Management & Research Company, Inc. ("NMR") serves the Fund pursuant to an Advisory and Service Contract. Under its terms, NMR is required to provide an investment program within the limitations of the Fund's investment policies and restrictions, and is authorized in its discretion to buy and sell securities on behalf of the Fund.

NMR pays the Fund's executive and certain administrative salaries and rent, with the following expenses borne by the Fund: (a) taxes and other governmental charges, if any, (b) interest on borrowed money, if any, (c) legal fees, (d) auditing fees, (e) insurance premiums, (f) dues and fees for membership in trade associations, if any, (g) fees and expenses of registering and maintaining registrations by the Fund of its shares with the Securities and Exchange Commission and of preparing reports to government agencies and expenses of registering shares under Federal and state laws and regulations, (h) fees and expenses of trustees not affiliated with or interested persons of NMR, (i) fees and expenses of the custodian, (j) expenses of acting as its own dividend disbursing agent and transfer agent, (k) issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party, (l) cost of reports to shareholders and expense of shareholders' meetings, including the mailing and preparation of proxy material, and trustees meetings, and (m) the cost of share certificates representing shares of the Fund. The Fund also pays all brokers' commissions in connection with its portfolio transactions.

The Fund is also liable for such non-recurring expenses as may arise, including litigation to which the Fund may be a party. The Fund may have an obligation to indemnify its officers and trustees with respect to such litigation.

For 1996, 1995 and 1994, respectively, the advisory fee was $352,644, $290,132, and $282,195.


                                      CUSTODIAN AND INDEPENDENT ACCOUNTANTS


The custodian for the Fund is Investors Bank & Trust Company, PO Box 9130, Boston, Massachusetts. The custodian maintains custody of the Fund's assets.


The independent accountants for the Fund are Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts. Coopers & Lybrand L.L.P. audits the Fund's annual financial statements included in the annual report to shareholders, reviews the Fund's filings with the Securities and Exchange Commission on Form N-1A and prepares the Fund's federal income and excise tax returns.

                                                    BROKERAGE

Decisions to buy and sell securities for the Fund and as to assignment of its portfolio business and negotiation of its commission rates are made by NMR. It is NMR's policy to obtain the best security price available, and, in doing so, NMR assigns portfolio executions and negotiates commission rates in accordance with the reliability and quality of a broker's services and their value and expected contribution to the performance of the Fund. In order to minimize brokerage charges, the Fund seeks to execute portfolio transactions with the principal market maker for the security to which the transaction relates in the over-the-counter market unless it has been determined that best price and execution are available elsewhere. Such portfolio transactions may be carried out with broker-dealers that have provided NMR or the Fund with statistics, other information and wire and other services. Such services may include furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing portfolio analyses and reports concerning issuers, industries, securities, economic factors and trends; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). It is not, however, NMR's policy to pay a higher net price to a broker-dealer or receive a lower net price from a broker-dealer solely because it has supplied such services.
                                                       B-7

  During 1996 and 1995 the Fund paid brokerage commissions of $38,395 and $33,427 , respectively.


                                            PRICE AND NET ASSET VALUE

It is the current policy of the Fund that the public offering price of shares of the Fund equal their net asset value, the Fund receiving the full amount paid by the investor. The net asset value is determined as of the close of the New York Stock Exchange on each day that the Exchange is open. It is the only price available to investors whose orders were received prior to the close of the Exchange (or the close of business) on that day. The price to investors whose applications for purchase are received after the close of business or on a non-business day will be the net asset value next determined. The New York Stock Exchange is customarily closed on New Years Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The net asset value of the Fund's shares is determined by dividing the market value of the Fund's securities, plus any cash and other assets (including dividends accrued) less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares outstanding. Securities and other assets for which market quotations are readily available are valued at market values determined on the basis of the last quoted sale prices prior to the close of the New York Stock Exchange (or the last quoted bid prices in the event there are no sales reported on that day) in the principal market in which such securities normally are traded as publicly reported or furnished by recognized dealers in such securities. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the fair value of such securities. An adjustment will be made for fractions of a cent to the next highest cent. The Fund makes no special payment for the daily computation of its net asset value.

                                                SHAREHOLDER PLANS

Open Accounts

Upon making an initial investment (minimum amount $1,000), a shareholder will automatically have an Open Account established for him on the books of the Fund. Once any account is opened there is no limitation to the size or frequency of investment. The shareholder will receive a confirmation from the Fund of this and each subsequent transaction in his Account showing the current transaction and the current number of shares held. A shareholder may make additional investments in shares of the Fund at any time by ordering the Fund shares at the then applicable public offering price. Share certificates which have been issued to a shareholder may be returned to the Fund at any time for credit to the shareholder's Open Account. Shares held in an Open Account may be redeemed as described in the Prospectus under "How to Withdraw Your Investment". Income dividends and capital gains distributions are credited in shares on the payment date (which may be different than the record date) at the applicable record date closing net asset value, unless a shareholder has elected to receive all income dividends and/or capital gains distributions in cash.

Automatic Investment and Withdrawal Plans


These Plans have been developed to accommodate those who wish to make purchases or sales of shares of the Fund on a continuing basis without the imposition of any fee or service charge. Subject to the initial investment minimum of $1,000, any shareholder maintaining an Open Account may request in his application or otherwise in writing that investments be made through automatic deductions (minimum $50) from his bank checking or savings account or that withdrawals be made automatically with the redemption price paid by check or electronic funds transfer. The shareholder may cancel his participation in either Plan at any time, and the Fund may modify or terminate either Plan at any time.


An investor should understand that he is investing in a security, the price of which fluctuates, and that under the Plans he will purchase or sell shares regardless of their price level and that if he terminates the Plan and sells his accumulated shares at a time when their market value is less than his cost, he will incur a loss. In the case of the Automatic Investment Plan, he should also take into account his financial ability to continue the Plan through periods of low prices and understand that the Plan cannot protect him against loss in declining markets.

                                         TAX-ADVANTAGED RETIREMENT PLANS

In addition to regular accounts, the Fund offers tax-advantaged retirement plans which are described briefly below. Contributions to these plans are invested in shares of the Fund; dividends and other distributions are reinvested in shares of the Fund. Contributions may be invested in shares of Northeast Investors Trust as well as shares of the Fund.

Contributions to these retirement plans, within the limits and circumstances specified in applicable provisions of the Internal Revenue Code, are excludable or deductible from the participant's income for federal income tax purposes. In addition, non-deductible or after-tax contributions may be made to these retirement plans to the extent permitted by the Internal Revenue Code. Reinvested dividends and other distributions accumulate free from federal income tax while the shares of the Fund are held in the plan. Distributions from these plans are generally included in income when received; however, after-tax or non-deductible contributions may be recovered without additional federal income tax. Premature distributions, insufficient distributions after age 70 1/2 or excess contributions may result in penalty taxes.

Investors Bank & Trust Company serves as trustee or custodian of each of the following plans. It is entitled to receive specified fees for its services. Detailed information concerning each of the following plans (including schedules of trustee or custodial fees) and copies of the plan documents are available upon request to the Fund at its offices.

An individual investor or employer considering any of these retirement plans should read the detailed information for the plan carefully and should consider consulting an attorney or other competent advisor with respect to the requirements and tax aspects of the plan.

Prototype Defined Contribution Plan

The Fund offers a Prototype Defined Contribution Plan suitable for adoption by businesses conducted as sole proprietorships, partnerships or corporations.

The employer establishes a Prototype Defined Contribution Plan by completing an adoption agreement specifying the desired plan provisions. The adoption agreement offers flexibility to choose appropriate coverage, eligibility, vesting and contribution options subject to the requirements of law. Under a supplement to the Prototype Defined Contribution Plan, an employer may establish a salary reduction or 401(k) plan.

Individual Retirement Account (IRA)

An individual may open his own Individual Retirement Account using a custodial account form approved for this purpose by the IRS. An individual may have an IRA even though he is also an active participant in a pension or profit-sharing plan or certain other plans. However, depending on the individual's adjusted gross income and tax return filing status, contributions for an individual who is an active participant in another plan may be partially or entirely non-deductible.

403(b) Retirement Account

Certain charitable and educational institutions may make contributions to a 403(b) Retirement Account on behalf of an employee. The employee may enter into a salary reduction agreement with the employer providing for the employee to reduce his pay by the amount specified in the agreement and for the employer to contribute such amount to the employee's 403(b) Retirement Account. Funds in the account may generally be withdrawn only upon the participant's reaching age 59 1/2 or his termination of employment, financial hardship, disability, or death.

                                    DIVIDENDS, DISTRIBUTIONS & FEDERAL TAXES

It is the Fund's policy to distribute net investment income and net realized capital gains on sales of investments (less any available capital loss carryforwards) annually. Dividends and distributions are credited in shares of the Fund unless the shareholder elects to receive cash.

Any dividends or distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

It is the policy of the Fund to distribute its net investment income and net realized gains for each year in taxable dividends and capital gain distributions so as to qualify as a "regulated investment company" under the Internal Revenue Code. The Fund did so qualify during its last taxable year.

A regulated investment company which meets the diversification of assets and source of income requirements prescribed by the Internal Revenue Code is accorded conduit or "pass through" treatment if it distributes to its shareholders at least 90% of its taxable income exclusive of net capital gains, i.e., it will be taxed only on the portion of such income which it retains.

To the extent that a regulated investment company distributes the excess of its net long-term capital gain over its net short-term capital loss (including any capital loss carry-over from prior years), such capital gain is not taxable to the company but it is taxable to the shareholder.

Income dividends and capital gain distributions are taxable as described, whether received in cash or additional shares. Shareholders who have not supplied the Fund with appropriate information with respect to their tax identification or social security number or who are otherwise subject to back-up withholding may have 31% of distributions withheld by the Fund.

The foregoing discussion relates to federal income taxation. Dividends and capital gain distributions may also be subject to state and local taxes, and shareholders should consult with a qualified tax advisor.

                                         SECURITIES LENDING TRANSACTIONS

In connection with securities lending transactions, as described in the Prospectus, requirements of the staff of the Securities and Exchange Commission currently provide that: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents, e.g., U.S. Treasury bills or notes, from the borrower;
(2) the borrower must increase the collateral whenever the market value of the securities (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and any increase in market value;
(5) the Fund may pay only reasonable custodian fees in connection with the loan;
(6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Fund's Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Fund's Trustees to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

                                        TRUSTEE AND SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust provides that the Trustees shall have no power to bind the shareholders personally and requires that all contracts and other instruments shall recite that the same are executed by the Trustees as Trustees and not individually and that the obligations of such instruments are not binding upon any of the Trustees or shareholders individually but are binding only upon the Fund's assets. The Fund is advised by counsel (Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.) that under the applicable Massachusetts decisions, no personal liability can attach to the shareholders under contracts of the Fund containing this recital. Moreover, the Declaration of Trust provides that any shareholder of the Fund shall be indemnified by the Fund for all loss and expense incurred by reason of his being or having been a shareholder of the Fund. Thus the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

                                              FINANCIAL STATEMENTS




The following financial  statements are included in this Statement of Additional
Information:


       1.       Report of Coopers & Lybrand L.L.P., Independent
                Accountants

       2.       Schedule of Investments as of December 31, 1996

       3. Statement of Assets and Liabilities as of December 31, 1996

       4.       Statement of Operations for the Year Ended December 31,
                1996

       5. Statement of Changes in Net Assets for each of the two years in the period ended December 31, 1996

       6.       Notes to Financial Statements for the year ended
                December 31, 1996

Schedule of Investments--
December 31, 1996




Common Stocks--                                                                      Market      Percent of
                                                                  Number of           Value             Net
Name  of Issuer                                                      Shares        (Note B)          Assets
Apparel
    Nike, Inc.- Class B......................................       22,400  $    1,338,400            2.2%

Banks
     BankBoston Corporation ..................................       81,600       5,242,800
     Fifth Third Bancorp......................................       16,500       1,036,406
     First American Corporation, Tennessee....................       13,200         760,650
     First  Security Corporation, Delaware....................       30,100       1,015,875
     Fleet Financial Group, Inc...............................       19,000         947,625
     Mellon Bank Corporation..................................        7,600         539,600
     National Bancorp of Alaska, Inc..........................        3,000         205,500
     Zions Bancorporation.....................................       10,000       1,040,000
                                                                                 10,788,456           17.9%
Chemical
     Monsanto Company.........................................        5,000         194,375             .3%

Computer  & Data Processing
     Cascade Communications Corporation^......................       12,200         672,525
     Cisco Systems, Inc.^.....................................       18,800       1,196,150
     Hewlett-Packard Company..................................       14,900         748,725
     International Business Machines..........................       10,600       1,600,600
     Sun Microsystems, Inc.^..................................       28,400         729,525
                                                                                  4,947,525            8.2%
Computer Software & Services
     Microsoft Corporation^...................................       21,500       1,776,438
     Parametric Technology Corporation^.......................       22,900       1,176,487
                                                                                  2,952,925            4.9%
Data Processing/Management
     First Data Corporation...................................       18,700         682,550            1.1%


Electrical Equipment
     General Electric Company.................................       21,500       2,125,812            3.5%

Electronics
     Intel Corporation........................................       16,000  $    2,095,000
     Lucent Technologies, Inc.................................        7,800         360,750
     Motorola, Inc............................................       16,000         982,000
                                                                                  3,437,750            5.7%


Northeast Investors Growth Fund
Common Stocks -- continued


                                                                                     Market      Percent of
                                                                  Number of           Value             Net
Name  of Issuer                                                      Shares        (Note B)          Assets

Energy & Natural Resources
     Thermo Electron Corporation^                                    13,500         556,875             .9%

Entertainment
     Carnival Corporation                                            14,900         491,700
     Mirage Resorts^..........................................       16,500         356,812
     Walt Disney Company......................................       36,000       2,506,500
                                                                                  3,355,012            5.6%
Environmental Industry
     Ionics, Inc.^                                                    9,800         470,400             .8%

Fast Food Service
     McDonaldOs Corporation                                          12,000         543,000             .9%

Financial Services
     Beneficial Corporation                                          13,400         849,225
     Eaton Vance Corporation..................................       12,000         571,500
     H & R Block, Inc.........................................       10,200         295,800
                                                                                  1,716,525            2.8%
Food  & Beverage
     Coca-Cola Company........................................       19,600       1,031,450
     Pepsico, Inc.............................................       30,000         877,500
                                                                                  1,908,950            3.2%
Health Care
     American Home Products Corporation.......................       11,800         691,775
     Johnson & Johnson........................................       32,200       1,601,950
     Warner Lambert Company...................................       14,800       1,110,000
                                                                                  3,403,725            5.6%
Household Products
     Corning, Inc.............................................       11,500         531,875
     Procter & Gamble Company.................................       16,500       1,773,750
                                                                                  2,305,625            3.8%
Industrial Services & Manufacturing
     Caterpillar, Inc.........................................        7,200  $      541,800
     Minnesota, Mining & Manufacturing Company................        5,000         414,375
                                                                                    956,175            1.6%




Northeast Investors Growth Fund



Common Stocks--continued
                                                                                     Market      Percent of
                                                                  Number of           Value             Net
Name  of Issuer                                                      Shares        (Note B)          Assets

Insurance
     American International Group, Inc........................        9,350       1,012,137
     Chubb Corporation........................................       15,000         806,250
      General Re Corporation..................................       11,100       1,751,025
                                                                                  3,569,412            5.9%
Investment Company
     Morgan Stanley Group, Inc................................        7,400         422,725             .7%

Office Equipment
     Xerox Corporation........................................       20,400       1,073,550            1.8%

Oilfield Services
     Schlumberger Ltd.........................................        5,900         589,263            1.0%

Paper & Forest Products
     James River Corporation, VA .............................       17,500         579,688            1.0%

Petroleum, Coal & Gas
     Chevron Corporation......................................       24,000       1,560,000
      Royal Dutch Petroleum Company...........................       10,000       1,707,500
                                                                                  3,267,500           5.4%
Pharmaceuticals
     Abbott Laboratories......................................       12,000         609,000
      Astra AB Spons ADR A....................................       12,550         614,950
     Elis Lilly & Company                                             6,300         459,900
     Isis Pharmaceuticals, Inc.^..............................       20,000         360,000
     Merck & Company, Inc.....................................        9,600         760,800
     Pfizer, Inc..............................................       15,100       1,251,412
                                                                                  4,056,062            6.0%
Precision Instruments
     Eastman Kodak  Company...................................       20,000       1,605,000            2.7%


Retail
     Home Depot, Inc..........................................       14,500         726,813            1.2%




Northeast Investors Growth Fund


Common Stocks--continued
                                                                                     Market      Percent of
                                                                  Number of           Value             Net
Name of Issuer                                                       Shares        (Note B)          Assets
Toiletries & Cosmetics
     Gillette Company                                                28,500  $    2,215,875            3.7%
                 Total Common Stocks (Cost--$35,427,118)                         59,789,968           99.2%

Repurchase Agreement                                                   Face
Investors Bank & Trust Company Repurchase Agreement,
5.91% due January 2, 1997 ....................................     $485,563         485,563             .8%
       Total Repurchase Agreement (Cost--$485,563)*                                 485,563
       Total Investments (Cost--$35,912,681)                                    $60,275,531            100%



     *Acquired on December 31, 1996. Collateralized by $528,575 of various U.S. government mortgage-backed securities, due through 06/15/2023. The maturity value is $485,722. As an operating policy, the Fund, through the custodian bank, secures receipt of adequate collateral supporting repurchase agreements -- (see Note F)
     ^Non-income producing.
      ADR stands for American Depository Receipt representing ownership of foreign securities.

       The accompanying notes are an integral part of the financial statements



Northeast Investors Growth Fund



Statement of Assets
and Liabilities


December 31, 1996
Assets
Investments--at market value
   (cost $35,912,681) -- Notes B, D &F....    $60,275,531
Dividends and interest receivable........         77,180
Receivable for shares of beneficial
   interest sold..........................        34,764

                 Total Assets............     60,387,475

Liabilities
Payable for shares of beneficial interest
   repurchased...........................         31,042
Accrued expenses.........................         50,835
Accrued investment advisory fee-- ........

Note C.........................................  30,845

                 Total Liabilities.......        112,722
Net Assets...............................    $60,274,753

Net Assets Consist of -- Note B:
Capital paid-in..........................     35,810,524
Undistributed
   net investment income.................         13,941
Accumulated
   net realized gains on investments.....         87,438
Net unrealized appreciation of ..........
investments ............................      24,362,850
                                             -----------

Net Assets, for 1,653,924 shares
   outstanding...........................    $60,274,753
                                             ===========

Net Asset Value, offering price
   and redemption price per share
   ($60,274,753 / 1,653,924 shares)               $36.45
                                                  ======


Statement of Operations


Year Ended December 31, 1996
Investment Income
Dividends................................     $863,278
Interest.................................       19,252

                Total Income.............      882,530

Expenses
Investment advisory fee--
      Note C..................    $352,644
Administrative expenses
    and salaries..............      99,950
Computer and
       related expenses.......      35,020
Auditing fees.................      33,765
Printing, postage
      and stationery..........      26,620
Registration and
      filing fees.............      24,825
Legal  fees...................      22,505
Custodian fees................      17,140
Trustees  fees--Note C.........      6,000
Insurance ....................       3,639
Interest-Note G ..............       3,389
Other expenses................      10,999

                  Total Expenses..........     636,496
                 Net Investment Income....     246,034

Realized and Unrealized Gain
on Investments -- Note B:
Net realized gain from investment
    transactions.........................     4,575,461
Change in unrealized appreciation
    of investments.......................     6,944,193
Net Gain on Investments..................    11,519,654
Net Increase in Net Assets Resulting
   from Operations.......................   $11,765,688





  The accompanying notes are an integral part of the financial statements.





Northeast Investors Growth Fund

Statements of Changes
in Net Assets



                                                                                      Years Ended December 31,
                                                                                       1996              1995
Increase in Net Assets
From Operations:
   Net investment income.....................................................   $     246,034     $     303,099
   Net realized gain from investment transactions............................       4,575,461         2,025,092
   Change in unrealized appreciation of investments..........................       6,944,193        10,108,493

        Net Increase in Net Assets Resulting from
        Operations...........................................................      11,765,688        12,436,684

Distributions to Shareholders:
   From net investment income................................................        (243,418)         (301,333)
   From net realized gains on investments....................................      (4,488,023)       (1,894,093)
       Total Distributions...................................................      (4,731,441)       (2,195,426)

From Net Fund Share Transactions--Note E....................................       4,903,209         2,636,657
        Total Increase in Net Assets.........................................      11,937,456        12,877,915
Net Assets:
   Beginning of Period.......................................................      48,337,297        35,459,382
   End of Period (including undistributed net investment income
        of $13,941 and $1,766, respectively).................................     $60,274,753       $48,337,297


The accompanying notes are an integral part of the financial statements.




Northeast Investors Growth Fund

Notes to the Financial Statements
for the period ended Decemeber 31, 1996


Note A--Organization
     Northeast Investors Growth Fund (the OFundO) is a diversified, no-load, open-end, series-type management investment company registered under the Investment Company Act of 1940, as amended. The Fund presently consists of one portfolio and is organized as a Massachusetts business trust.

Note B--Significant Accounting Policies
     Significant accounting policies of the Fund are as follows:
     Valuation of Investments: Investments in securities traded on national securities exchanges are valued based upon closing prices on the exchanges. Securities traded in the over-the-counter market and listed securities with no sales on the date of valuation are valued at closing bid prices. Repurchase agreements are valued at cost with earned interest included in interest receivable. Other short-term investments, when held by the Fund, are valued at cost plus earned discount or interest which approximates market value.
     Security Transactions: Investment security transactions are recorded on the date of purchase or sale. Net realized gain or loss on sales of investments is determined on the basis of identified cost.
     Federal Income Taxes: No provision for federal income taxes is necessary since the Fund has elected to qualify under subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.
     State Income Taxes: Because the Fund has been organized by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts, it is not subject to state or excise taxes.
     Distributions and Income: Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryovers and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. The FundOs distributions and dividend income are recorded on the ex-dividend date. Interest income, which consists of interest from repurchase agreements, is accrued as earned.
     Net Asset Value: In determining the net asset value per share, rounding adjustments are made for fractions of a cent to the next higher cent.
     Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note C--Investment Advisory and Service Contract
     The Fund has its investment advisory and service contract with Northeast Management & Research Company, Inc. (the OAdvisorO). Under the contract, the Fund pays the Advisor an annual fee at a maximum rate of 1% of the first $10,000,000 of the FundOs average daily net assets, 3/4 of 1% of the next $20,000,000 and 1/2 of 1% of the average daily net assets in excess of $30,000,000, in monthly installments on the basis of the average daily net assets during the month preceding payment. All trustees except Messrs. John R. Furman and John C. Emery areofficers or directors of the Advisor. The compensation  of all  disinterested trustees of the Fund is borne by the Fund.


Northeast Investors Growth Fund

Notes to the Financial Statements - continued


Note D--Purchases and Sales of Investments
     The cost of purchases and proceeds from sales of investments, other than short-term securities, aggregated $14,329,148 and $13,254,339 respectively, for the year ended December 31, 1996.

Note E--Shares of Beneficial Interest
     At December 31, 1996, there was an unlimited number of shares of beneficial interest authorized with no par value. Transactions in shares of beneficial interest were as follows:

                                                                       Years Ended December 31,

                                                                      1996                           1995
                                                          ----------------------------   ----------------------------
                                                             Shares         Amount           Shares        Amount
                                                          ------------  --------------   ------------   -------------
Shares sold.............................................       241,920      $8,609,169        221,312      $6,723,415
Shares issued to shareholders in reinvestment of
   distributions from net investment income and
   realized gains from security transactions............       121,732       4,382,349         63,002       2,021,120
                                                          ------------  --------------   ------------   -------------
                                                               363,652      12,991,518        284,314       8,744,535

Shares repurchased......................................      (231,030)     (8,088,309)      (216,757)     (6,107,878)
                                                          ------------  --------------   ------------   -------------
   Net Increase ........................................       132,622      $4,903,209         67,557      $2,636,657
                                                          ============   =============   ============   =============

Note F--Repurchase Agreement
     On a daily basis, the Fund invests uninvested cash balances into repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by the FundOs custodian bank until maturity of the repurchase agreement. Provisions of the agreement ensure that the market value of the collateral is sufficient in the event of default. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Note G--Short-term Borrowings
     Short-term bank borrowings, which do not require maintenance of compensating balances, are generally on a demand basis and are at rates equal to adjusted money market interest rates in effect during the period in which such loans are outstanding. At December 31, 1996, the Fund had unused lines of credit amounting to $5,000,000.
     The following information relates to aggregate short-term borrowings during the year ended December 31, 1996: Average amount outstanding (total of daily outstanding principal balances divided by number of days during the year)..................................  $40,281

Weighted average interest rate (actual interest expense on short-term borrowing divided by average short-term borrowings outstanding).....................8.39%

Note H--Other Tax Information
     For federal income tax purposes, the cost of investments owned at December 31, 1996 was $35,912,681. At December 31, 1996, gross unrealized appreciation of investments was $24,689,607 and gross unrealized depreciation was $326,757, resulting in net unrealized appreciation of $24,362,850.
                        C-6

Report of Coopers & Lybrand L.L.P.
Independent Accountants


To the Shareholders and Trustees of
Northeast Investors Growth Fund:


We have audited the accompanying statement of assets and liabilities of Northeast Investors Growth Fund, including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the FundOs management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 1987 through 1992, presented herein, were audited by other auditors whose report dated January 15, 1993, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Northeast Investors Growth Fund at December 31, 1996, and the results of its operations for the year then ended and the changes in its net assets for each of the two years of the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.



Boston, Massachusetts                                      COOPERS & LYBRAND
L.L.P.
January 24, 1997

Part C.         OTHER INFORMATION

Item 24.            Financial Statements and Exhibits

      (a) The list of financial statements is found in the Statement of Additional Information at page B-13. The consent of independent accountants is included in Part C.

      (b) The following list constitutes the Exhibit Index required by Rule 403(e).

          (1)Exhibit 1 --              Declaration of Trust
                                       (incorporated by reference
                                        from Post-Effective Amendment
                                        No. 9 to this Registration
                                        Statement)

           (2)Exhibit 2 --             Trust By-Laws (incorporated by
                                       reference from Post-Effective
                                       Amendment No. 9 to this
                                       Registration Statement)

                  (3)Not Applicable

                  (4)Exhibit 4 -- Form of Certificate
                                  representing Shares of
                                  Beneficial Interest
                                  (incorporated by reference
                                  from Post-Effective Amendment
                                  No. 9 to this Registration
                                  Statement)

                  (5)Exhibit 5 -- Advisory and Service Contract
                                  with Northeast Management &
                                  Research Company, Inc.
                                  (incorporated by reference
                                  from Post-Effective Amendment
                                  No. 9 to this Registration
                                  Statement)

                  (6)         Not Applicable

                  (7)         Not Applicable

                  (8)         Exhibit 8 --         Custodian Agreement
                           (incorporated by reference
                                                   from Pre-Effective Amendment
                           No. 1 to this Registration
                                   Statement)

                  (9)Not Applicable

                 (10)Exhibit 10 --                Opinion and Consent of Counsel
                           (incorporated by reference
                          from Post-Effective Amendment
                           No. 9 to this Registration
                                   Statement)

                 (11)Not Applicable

                 (12)Not Applicable

                 (13)Exhibit 13 --            Form of Subscription Agreement
                           between Registrant and its
                              initial stockholders
                           (incorporated by reference
                          from Pre-Effective Amendment
                            No. 1 to the Registration
                                   Statement)

                 (14)Exhibit 14.1 -             IRA Custodial Account
                           Agreement (incorporated by
                          reference from Post-Effective
                            Amendment No. 11 to this
                             Registration Statement)

                    Exhibit 14.2 -              Prototype Retirement Plan
                           (incorporated by reference
                          from Post-Effective Amendment
                           No. 8 to this Registration
                                   Statement)

                    Exhibit 14.3 -              403(b) Retirement Account
                           (incorporated by reference
                          from Post-Effective Amendment
                           No. 8 to this Registration
                                   Statement)

Item 25.            Persons Controlled by or under Common Control with
                    Registrant

                    Not Applicable

Item 26.            Number of Holders of Securities

                The number of record holders of each class of securities of the Registrant as of April 10, 1997 is as follows:

                       (1)                                        (2)
        Title of ClassNumber of Record Holders
        Shares of Beneficial                                    3,081
        Interest without par value

Item 27.            Indemnification

                Registrant's   Declaration   of  Trust  contains  the  following
provision:

                "Each person who shall be or shall have been a Trustee or officer or employee or agent of the Trust or who shall serve or shall have served at its request as a director or officer or employee or agent of a corporation or organization or as a trustee or officer or employee or agent of an association or trust, in which the Trust directly or indirectly owns stock or shares or of which the Trust is a creditor or in the affairs or prosperity of which the Trust has any other lawful interest, shall to the extent possible under the law at the time in effect (including Section 17(h) of the Investment Company Act of 1940, which section is summarized in the following paragraph of this Section 2), and without prejudice to any other rights he might have, be reimbursed by the Trust for, and be indemnified by the Trust against, all liabilities and expenses at any time imposed upon or reasonably incurred by him in connection with, arising out of or resulting from any claims made, action, suit or proceeding in which he may be involved, as a party or otherwise, or with which he may be threatened, by reason of any action alleged to have been taken or omitted by him as such trustee, director, officer, employee or agent whether or not he continues to be such trustee, director, officer, employee or agent, at the time any or all of such liabilities or expenses, including amounts paid or incurred by him in connection with reasonable settlements (other than paid to the Trust itself), of any claim, action, suit or proceeding, shall be imposed upon or incurred by him. The matters covered by the foregoing indemnity shall not include liabilities or expenses imposed or incurred in connection with any matters as to which such person shall be finally adjudged in such action, suit or proceeding not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust. Reimbursement or indemnification hereunder may include payments by the Trust of costs and expenses incurred in defending a civil or criminal action or proceeding in advance of the final disposition of such action or proceeding upon receipt of an undertaking by the person indemnified to repay such payment if he shall be adjudicated to be not entitled to indemnification hereunder.

        "Notwithstanding anything herein, no indemnification shall be provided for any Trustee, officer, employee or agent of the Trust against any liability to the Trust or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

        "Each such person shall, by reason of his continuing such service or accepting such election or employment, have the right to be reimbursed and indemnified by the Trust, as above set forth, with the same force and effect as if the Trust, to induce him to continue so to serve or to accept such election or employment, specifically agreed in writing to reimburse and indemnify him in accordance with the foregoing provisions of this section. No trustee or officer of the Trust shall be liable to anyone for making any good faith determination as to the existence or absence of liability of the Trust hereunder or for making or refusing to make any payment hereunder.

        "Nothing therein contained is intended to or shall prevent a settlement by the Trust prior to final adjudication of any claim (including claims for reimbursement or indemnification under this Section 2) against the Trust when such settlement appears to be in the interests of the Trust.

        "The rights of indemnification hereby provided shall not be exclusive or affect other rights to which any trustee, director, officer, employee or agent may be entitled. As used in this paragraph, the term 'trustee', 'director', 'officer', 'employee' and 'agent', include their respective heirs, executors and administrators, and an 'interested' trustee, director, officer, employee or agent is one against whom as such the proceeding in question or another proceeding on the same or similar grounds is then pending."

        The Registrant has been advised that in the opinion of the Securities and Exchange Commission provisions providing for the indemnification by a Massachusetts business trust of its officers and trustees against liabilities imposed by the Securities Act of 1933 are against public policy, as expressed in said Act, and are therefore unenforceable. It is recognized that the above-quoted provisions of the Registrant's Declaration of Trust may be sufficiently broad to indemnify officers and trustees of the Registrant against liabilities arising under said Act. Therefore, in the event that a claim of indemnification against liability under said Act (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee of the Registrant in the successful defense of any action, suit or proceeding) shall be asserted by an officer or trustee under said provisions, the Registrant will, unless in the opinion of its counsel the question has already been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.

Item 28.            Business and Other Connections of Investment Adviser

                Reference  is made to the  Statement of  Additional  Information
under  the  caption   "Trustees  and  Officers"  for  a  description   of  other
affiliations of the principals of the Registrant's investment adviser.

Item 29.            Principal Underwriters

                    Not Applicable

Item 30.            Location of Accounts

                Accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules promulgated thereunder will be maintained at the offices of the Registrant, 50 Congress Street, Boston, Massachusetts.

Item 31.            Management Services

                    Not Applicable

Item 32.            Undertakings

           The registrant undertakes to furnish each person to whom a prospectus
is  delivered  with  a  copy  of  the  Registrant's   latest  annual  report  to
shareholders upon request and without charge.

                                                   Signatures

        Pursuant to the requirements of the Securities act of 1933 and the Investment Company Act of 1940, the Registrant hereby represents that this filing meets the requirements for filing under Rule 485(b) and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 25th day of April, 1997.

                         NORTHEAST INVESTORS GROWTH FUND


                            By:s/ William A. Oates, Jr.

                             William A. Oates, Jr.,
                             President


        Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated:

Signature                                   Title                      Date

s/William A. Oates, Jr.  Trustee and person                      April 25, 1997
-----------------------
William A. Oates, Jr.     performing functions
                          of principal executive
                          officer and principal
                          financial and accounting
                          officer

Robert B. Minturn, Jr.*                     Trustee              April 25, 1997
-----------------------
Robert B. Minturn, Jr.


                                            Trustee            April 25   , 1997
John C. Emery


                                            Trustee             April 25  , 1997
John R. Furman


Ernest E. Monrad*                           Trustee              April 25, 1997
Ernest E. Monrad



*By:s/William A. Oates, Jr.
    William A. Oates, Jr.
    Attorney-in-Fact

T3/592424.1
                                         C-6



CONSENT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustee of
     Northeast Investors Growth Fund:

     We  consent  to the  inclusion  in  Post-Effective  Amendment  NO.20 to the
Registration Statement of Northeast Investors Growth Fund on Form N-1A (Securities Act of 1933 File No. 2-68483)of our report dated January 24, 1997 on our audit of the financial statements and the financial highlights of Northeast Investors Growth Fund for the year ended December 31, 1996. We also consent to the reference to our firm under the captions "Financial Highlights" and "Independent Accountants" in the Registration Statement.

                                   COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
April 25, 1997